Exhibit 10.2

SUBORDINATION AGREEMENT

This Subordination Agreement (the “Agreement”) is made as of March 14, 2019, by and between each of the creditors listed on and who or which have executed the signature pages hereto as “Creditors” (each, a “Creditor” and collectively, the “Creditors”), and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (“SVB”), for itself as administrative Agent (the “Administrative Agent”) and on behalf of the Lenders, as such term is defined in the Credit Agreement, defined below.

Recitals

A. ORGANOGENESIS HOLDINGS INC., a Delaware corporation (“Holdings”) ORGANOGENESIS INC., a Delaware corporation (“Organogenesis”) and PRIME MERGER SUB, LLC, a Delaware limited liability company (together with Holdings and Organogenesis, individually and collectively, the “Borrower”) has requested and/or obtained certain loans or other credit accommodations from Administrative Agent and the Lenders pursuant to a certain Credit Agreement dated as of March 14, 2019 (as may be amended, modified, restated, replaced or supplemented from time to time, the “Credit Agreement”), which are or may be from time to time secured by assets and property of Borrower. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

B. Each Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. To induce Administrative Agent and the Lenders to extend credit to Borrower and, at any time or from time to time, at their option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Administrative Agent and the Lenders may deem advisable, each Creditor is willing to subordinate: (i) all of Borrower’s obligations to such Creditor (including, without limitation, rent, interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), presently existing, in each case in respect of the accrued but unpaid rent obligations of the Borrower as of the date hereof, in an amount equal to $10,335,513.47 (the “Subordinated Debt”; evidence of such Subordinated Debt is attached as Exhibit A hereto) to all of Borrower’s indebtedness and obligations to Administrative Agent and the Lenders; and (ii) all of such Creditor’s security interests, if any, to all of the Administrative Agent’s security interests in Borrower’s property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Each Creditor subordinates to Administrative Agent any security interest or lien that such Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interests of such Creditor and the security interests of Administrative Agent, all now existing and hereafter arising security interests of Administrative Agent in any property of Borrower and all proceeds thereof (the “Collateral”), including, without limitation, the “Collateral”, as defined in a certain Guarantee and Collateral Agreement between Borrower and Administrative Agent dated as of March 14, 2019 (as may be amended, modified, restated, replaced or supplemented from time to time, the “Security Agreement”), shall at all times be senior to the security interests of each Creditor. Each Creditor hereby (a) acknowledges and consents to (i) Borrower granting to Administrative Agent a security interest in the Collateral, (ii) Administrative Agent filing any and all financing statements and other documents as deemed necessary by Administrative Agent in order to perfect Administrative Agent’s security interest in the Collateral, and (iii) the entering into of the Credit Agreement, the Security Agreement and all documents in connection therewith by Borrower, (b) acknowledges and agrees that the Senior Debt (as defined below), the entering into of the Credit Agreement, the Security Agreement and all documents in connection therewith by Borrower, and the security interest granted by Borrower to Administrative Agent in the Collateral shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), (c) acknowledges, agrees and covenants that such Creditor shall not contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of Administrative Agent’s security interest in the Collateral, or the validity, priority or enforceability of the Senior Debt, and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that Administrative Agent’s security interest in the Collateral (or any portion thereof) shall be unperfected.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Administrative Agent and the Lenders now existing or hereafter arising, including, without limitation, the Obligations (as defined in the Credit Agreement), together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all obligations under any agreement in connection with the provision by SVB or any other Lender to Borrower of products and/or credit services facilities, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the “Senior Debt”).

3. Each Creditor will not demand or receive from Borrower (and Borrower will not pay to any Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will such Creditor exercise any remedy with respect to any property of Borrower, nor will such Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (a) the Senior Debt has been fully paid in cash, (b) no Lender has any commitment or obligation to lend any further funds to Borrower, and (c) all financing agreements between (i) Borrower and (ii) Administrative Agent and the Lenders are terminated. Nothing in the foregoing paragraph shall prohibit any Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower; provided that, if such securities have any call, put or other conversion features that would obligate Borrower to declare or pay dividends, make distributions, or otherwise pay any money or deliver any other securities or consideration to the holder, each Creditor hereby agrees that Borrower may not declare, pay or make such dividends, distributions or other payments to such Creditor, and such Creditor shall not accept any such dividends, distributions or other payments.

4. Each Creditor shall promptly deliver to Administrative Agent in the form received (except for endorsement or assignment by such Creditor where required by Administrative Agent) for application to the Senior Debt any payment, distribution, security or proceeds received by such Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Borrower, the readjustment of its liabilities, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (each, an “Insolvency Proceeding”), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding, and (c) Administrative Agent’s and/or the Lenders’ claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to such Creditor.

6. Each Creditor shall give Administrative Agent prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, simultaneously with giving any notice of default to Borrower, provide Administrative Agent with a copy of any notice of default given to Borrower. Each Creditor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall be deemed to be a default and an event of default under the Senior Debt documents.

7. Until the Senior Debt has been fully paid in cash and Administrative Agent’s and the Lenders’ agreements to lend any funds to Borrower have been terminated, each Creditor irrevocably appoints Administrative Agent as such Creditor’s attorney-in-fact, and grants to Administrative Agent a power of attorney with full power of substitution, in the name of such Creditor or in the name of Administrative Agent, for the use and benefit of Administrative Agent and the Lenders, without notice to such Creditor, to perform at Administrative Agent’s option the following acts in any Insolvency Proceeding involving Borrower:

a)

To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such Insolvency Proceeding and if Administrative Agent elects, in its sole discretion, to file such claim or claims; and

b)

To accept or reject any plan of reorganization or arrangement on behalf of such Creditor and to otherwise vote such Creditor’s claims in respect of any Subordinated Debt in any manner that Administrative Agent deems appropriate for the enforcement of its rights hereunder.

In addition to and without limiting the foregoing: (x) until the Senior Debt has been fully paid in cash and Administrative Agent’s and the Lender’s agreements to lend any funds to Borrower have been terminated, each Creditor shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Borrower, and (y) if an Insolvency Proceeding occurs: (i) such Creditor shall not assert, without the prior written consent of Administrative Agent, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) Administrative Agent may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of such Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by Borrower is consented to by Administrative Agent, such Creditor shall not oppose such use of cash collateral on the basis that such Creditor’s interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) such Creditor shall not object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including such Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of such Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by Administrative Agent, such Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if Administrative Agent has consented to, or supports, such sale or disposition of such assets.

8. Each Creditor represents and warrants that such Creditor has provided Administrative Agent with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt. Each Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, each Creditor hereby authorizes Administrative Agent to amend any financing statements filed by or on behalf of such Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Silicon Valley Bank, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Silicon Valley Bank, as Administrative Agent, in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Silicon Valley Bank.”

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that any Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Administrative Agent shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Borrower except in accordance with the terms of the Senior Debt. Upon written notice from Administrative Agent to any Creditor of Administrative Agent’s agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Administrative Agent (or by Borrower with consent of Administrative Agent), such Creditor shall be deemed to have also, automatically and simultaneously, released its lien on the Collateral, and such Creditor shall upon written request by Administrative Agent, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If any Creditor fails to release its lien as required hereunder, such Creditor hereby appoints Administrative Agent as attorney in fact for such Creditor with full power of substitution to release such Creditor’s liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10. All necessary action on the part of each Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of each Creditor, enforceable against such Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by each Creditor will not (a) result in any material violation or default of any term of any of such Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Administrative Agent or any Lender for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and each Creditor shall immediately pay over to Administrative Agent all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to any Creditor, Administrative Agent may take such actions with respect to the Senior Debt as Administrative Agent and the Lenders, in their sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Administrative Agent’s or any Lender’s rights hereunder. Each Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and each Creditor agrees that it shall not assert any such defenses or rights.

12. This Agreement shall bind any successors or assignees of each Creditor and shall benefit any successors or assigns of Administrative Agent and/or any Lender; provided, however, each Creditor agrees that, prior and as conditions precedent to such Creditor’s assigning all or any portion of the Subordinated Debt: (a) such Creditor shall give Administrative Agent prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to such Creditor. This Agreement shall remain effective until terminated in writing by Administrative Agent. This Agreement is solely for the benefit of the Creditors on the one hand and Administrative Agent and the Lenders on the other hand, and not for the benefit of Borrower or any other party. Each Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Administrative Agent makes a request of such Creditor, such Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

13. Each Creditor hereby agrees to execute such documents and/or take such further action as Administrative Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Administrative Agent.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

15. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto hereby submits to the exclusive jurisdiction of the State and Federal courts in the Northern District of the State of California; provided that nothing in this Agreement shall be deemed to operate to preclude Administrative Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Administrative Agent. Each Creditor and Borrower each expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Creditor and Borrower each hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Creditor and Borrower each hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such Creditor or Borrower at the respective addresses set forth on the signature pages of this Agreement and that service so made shall be deemed completed upon the earlier to occur of such Creditor’s or Borrower’s, as applicable, actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR

BASED UPON THIS AGREEMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HERETO HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. Each Creditor and Borrower each hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover, in any legal action or proceeding referred to in this Section, any special, exemplary, punitive or consequential damages.

16. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Creditor is relying on any representations by Administrative Agent or Borrower in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by each Creditor and Administrative Agent.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITORS:

DAN ROAD ASSOCIATES LLC

By:	/s/ Alan A. Ades
Title: Manager

Address:

1000 Huyler Street Teterboro, NJ 07608

Attention:

Fax:

Email:

85 DAN ROAD ASSOCIATES LLC

By:	/s/ Alan A. Ades
Title: Manager

Address:

1000 Huyler Street Teterboro, NJ 07608

Attention:

Fax:

Email:

Signature Page to Subordination Agreement

275 DAN ROAD SPE LLC

By:	/s/ Alan A. Ades
Title: Manager

Address:

1000 Huyler Street Teterboro, NJ 07608

Attention:

Fax:

Email:

65 DAN ROAD SPE LLC

By:	/s/ Alan A. Ades
Title: Manager

Address:

1000 Huyler Street Teterboro, NJ 07608

Attention:

Fax:

Email:

Signature Page to Subordination Agreement

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK

By:	/s/ Sam Subilia
Name:	Sam Subilia
Title:	VP

Address:

Silicon Valley Bank

275 Grove Street, Suite 2-200

Newton, Massachusetts 02466

Attention: Sam Subilia

Facsimile No.: (617) 527-0177

E-Mail: ssubilia@svb.com

Signature Page to Subordination Agreement

The undersigned approves of the terms of this Agreement.

BORROWER:

ORGANOGENESIS HOLDINGS, INC.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

ORGANOGENESIS INC.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

PRIME MERGER SUB, LLC

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Treasurer

Address:

c/o Organogenesis Inc.

85 Dan Road

Canton, Massachusetts 02021

Attention: Tim Cunningham, CFO

Fax: (781) 401-1257

Email: TCunningham@organo.com

Website: organo.com

Signature Page to Subordination Agreement